UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 27, 2005


                       American Locker Group Incorporated
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          Delaware                        0-439                  16-0338330
 ----------------------------           --------------       -------------------
 (State or other jurisdiction           (Commission          (IRS Employer
 of incorporation)                      File Number)         Identification No.)


                   608 Allen Street, Jamestown, New York               14701
                   ------------------------------------------      -------------
                   (Address of principal executive offices)         (Zip code)


       Registrant's telephone number, including area code: (716) 664-9600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange   Act (17 CFR
240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02    Results of Operations and Financial Condition.

          On July 27, 2005, American Locker Group Incorporated issued a press release announcing its operating results for the fiscal year ended December 31, 2004. A copy of the press release with respect to this matter is attached hereto as Exhibit 99.1.

          The information in Item 2.02 of this Current Report is being furnished and shall not be deemed "filed" for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in Item 2.02 of this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

Item 5.02    Departure  of    Directors  or  Principal  Officers;  Election   of
             Directors; Appointment of Principal Officers.

         Effective July 28, 2005, Anthony J. Crisafio, Donald I. Dussing, Jr., Roy J. Glosser, Thomas Lynch, IV, and Jeffrey C. Swoveland resigned as Directors of the Company. Attached as Exhibit 99.2 hereto is a copy of the Company's press release dated July 28, 2005, with respect to this matter.


Item 9.01.   Financial Statements and Exhibits.

(c)      Exhibits

          99.1    Press Release,  dated  July 27, 2005,  with respect   to   the
                  announcement of operating results for the fiscal year ended December 31, 2004.

          99.2 Press Release, dated July 28, 2005, with respect to the resignation of five directors.




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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    AMERICAN LOCKER GROUP INCORPORATED


                                    By:  /s/ Edward F. Ruttenberg
                                         ---------------------------------------
                                         Edward F. Ruttenberg
                                         Chairman, Chief Executive Officer,
                                         Chief Operating Officer and Treasurer

Dated:  July 28, 2005

                                  EXHIBIT INDEX


          99.1    Press Release,  dated  July 27,  2005,   with  respect  to the
                  announcement of operating results for the fiscal year ended December 31, 2004.

          99.2 Press Release, dated July 28, 2005, with respect to the resignation of five directors.